Exhibit 99.1
Management Presentation October 2013
Management Presentation October 2013

Forward looking statements

FBIZ Company Overview

Company Profile

History of First Business

Footprint

Senior Executive Team 1 of 3

Senior Executive Team 2 of 3

Senior Executive Team 3 of 3

Corporate Strategy

Expansion Initiatives Since Early 2012

Strategic Objectives

Strategic Objectives

Top Line Revenue

Pre-tax Adjusted Earnings

Efficiency Ratio & FTEs

Deposit Composition

Funding Strategy

Asset Quality Trends

Cumulative Net Charge-Offs as a Percentage of 12/31/07 Loans and Leases

Return on Average Assets

Return on Average Equity

Financial Performance Highlights

Recent Financial Highlights

Loan and Lease Composition

Loan and Lease Growth

Tangible Common Equity

Earnings per Share

Investment Considerations

Investment Highlights

Loan and Lease Growth Opportunity

Significant Deposit Growth Opportunity

FBIZ Valuation 1 of 2

FBIZ Valuation 2 of 2

Appendix Supplemental Data and non-GAAP Reconciliations

Financial Highlights

Yield and Cost Trends

Asset Quality Data and Ratios

Pre-Tax Adjusted Earnings

Efficiency Ratio

Tangible Book Value Per Share

TCE Ratio

Deposit Cost

Texas Ratio

Cumulative Net Charge-off Percentage

Management Presentation

October 2013

YOUR SUCCESS COMES FIRST

First Business

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including, without limitation, changes in economic conditions in the market area of FBIZ, changes in policies by regulatory agencies, fluctuation in interest rates, demand for loans in the market area of FBIZ, borrowers defaulting in the repayment of loans and competition. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by potential investors. See, Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2012, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

FBIZ Company Overview

YOUR SUCCESS COMES FIRST

First Business

Company Profile


First Business Bank Center

- Mission: build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals

- Headquarters: Madison, WI
- Total assets at September 30, 2013: $1.3 Billion
- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 10.1%[(1)]
- Business-focused model
- Client relationship focus with high touch service
- 100% organic growth
  - Protects culture
  - Protects credit standards

1. *As of March 20, 2013. Insider ownership consists of shares owned by directors and executive officers. Assumes exercise of all outstanding options exercisable or exercisable within 60 days of March 20, 2013.*

History of First Business


Jun 2000
First Business
Bank - Milwaukee
Mar 1990
First Business
Bank - Madison
May 1995
First Business
Capital Corp.
Dec 2001
First Business
Trust & Investments
Sep 2006
First Business
Bank – Northeast[1]
1990
1991 – 1994
1995
1996 – 1997
1998
1999
2000
2001
2002 – 2005
2006
2007 – 2011
2012
Oct 1998
First Business
Equipment Finance
Nov 2012
First Business
Factors

Source: FBIZ Management.

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Footprint


Minneapolis, MN
Madison, WI
Chicago, IL
Denver, CO
St. Louis, MO
Kansas City, KS
Appleton, WI
Milwaukee, WI
Detroit, MI
Cleveland, OH
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Office

Source: FBIZ Management.

Senior Executive Team

Corey Chambas

- President & Chief Executive Officer of First Business Financial Services, Inc.
- Over 25 years of commercial banking experience specializing in commercial lending & cash management
- 19 years with First Business
- Prior to joining First Business, Mr. Chambas held various senior lending positions with M & I Bank, now part of BMO Harris Bank

Jim Ropella

- Chief Financial Officer
- Over 30 years of experience in finance and accounting primarily in the banking industry
- 13 years with First Business
- Prior to joining First Business, Mr. Ropella was Treasurer of a consumer products company, which followed an 18 year career with Firstar Corporation, now known as US Bancorp

Michael Losenegger

- Chief Credit Officer
- Over 25 years of commercial banking experience
- 10 years with First Business
- Prior to joining First Business, Mr. Losenegger held various senior lending positions with M & I Bank, now part of BMO Harris Bank

Mark Meloy

- President & Chief Executive Officer of First Business Bank
- Over 25 years of commercial banking experience
- 13 years with First Business
- Prior to First Business, Mr. Meloy was a senior relationship manager with Firstar Bank, now part of US Bank

Source: SEC filings and FBIZ management.

Senior Executive Team

Barbara Conley

- General Counsel and Corporate Secretary
- Juris Doctor, University of Wisconsin Law School, magna cum laude, Member of the State Bar of Wisconsin
- Over 30 years of commercial banking experience
- 5 years with First Business
- Prior to joining First Business, Ms. Conley held various senior lending positions with Associated Bank

Dave Vetta

- President & Chief Executive Officer of First Business Bank – Milwaukee
- Over 30 years of banking experience
- 6 years with First Business
- Prior to joining First Business, Mr. Vetta was a senior member of JP Morgan Asset Management overseeing institutional investment sales and the regional private client group

Chuck Batson

- President & Chief Executive Officer of First Business Capital Corp.
- Over 30 years of asset-based lending experience
- 7 years with First Business
- Prior to joining First Business, Mr. Batson was a senior member of Wells Fargo Business Credit, Inc.

Joan Burke

- President of First Business Trust & Investments
- Over 30 years of experience in providing trust and investment services
- 12 years with First Business
- Prior to joining First Business, Ms. Burke was the President, Chief Executive Officer and Chairperson of the Board of Johnson Trust Company and certain of its affiliates

Source: SEC filings and FBIZ management.

Senior Executive Team

Randy Shumate

- President of First Business Equipment Finance – National Division
- Over 25 years of equipment finance and leasing experience
- 1 year with First Business
- Prior to joining First Business, Mr. Shumate was the President of Midland Capital Partners, LLC, a middle market equipment leasing company, which followed a 19 year career in the equipment finance and lease divisions of ITT Capital and Transamerica Commercial Finance

Mickey Noone

- President of First Business Bank – Northeast Region
- Over 20 years of commercial banking experience
- 7 years with First Business
- Prior to joining First Business, Mr. Noone was Senior Vice President with First National Bank – Fox Valley and prior to that position he was a Vice President of M & I First American Bank in Wausau, Wisconsin, now part of BMO Harris Bank

Jodi Chandler

- Senior Vice President – Human Resources
- Over 25 years of experience in human resources
- 20 years with First Business
- Prior to joining First Business, Ms. Chandler was Office Manager for an insurance agency

Source: SEC filings and FBIZ management.

Corporate Strategy

- High efficiency "Business Bank" operating model
  - Limited branch network
  - Invest in technology to serve our clients
  - Products tailored to serve small businesses and their owners
- Capitalize on growth opportunities
  - Market to business clients looking for local, relationship-based bankers
  - Potential niche business acquisitions



Efficiency Ratio vs. WI Peers
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
65.8%
61.0%
60.3%
59.6%
58.4%
2010
2011
2012
YTD 6/30/13
YTD 9/30/13
FBIZ
WI-Based Depositories

Source: SEC filings and FDIC.gov. Data is for all WI-based FDIC-insured institutions. "Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Expansion Initiatives Since Early 2012

- Kansas City office for First Business Equipment Finance
  - Joined in April 2012
  - "Lift out" of a core group of individuals that have worked together for more than 20 years, including 2 business development officers
  - Expansion of existing equipment finance business line
- First Business Factors
  - Established in November 2012 with 3 individuals - 50 combined years of experience
  - Added 1 business development officer in June 2013
  - Complementary business line to asset-based lending
- Hired 9 additional business development officers
  - 3 trust and investment advisors
  - 3 lenders
  - 2 treasury management officers
  - 1 private wealth management officer

Strategic Objectives

Strategic Objectives

- Continue organic revenue growth
- Achieve additional improvement in pre-tax adjusted earnings
- Continue to capture in-market deposits from clients to strengthen our mix of core funding and reduce our cost of funds
- Continue asset quality improvement
- Maintain strong profitability/ROA
- Opportunistically invest in talent for future growth and profitability

Top Line Revenue[1]

Consistent annualized organic revenue growth of approximately 10%



$60
$50
$40
$30
$20
$10
$0
Millions
$3.8M 13.7%
$3.1M 10.0%
$4.2M 12.2%
$3.8M 9.9%
$4.1M 9.5%
$2.9M 8.5%
$31.36
$34.48
$38.69
$42.52
$46.58
$34.45
$37.37
2008
2009
2010
2011
2012
YTD 9/30/12
YTD 9/30/13

Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 10.4%

Source: SEC Filings and FBIZ Management.

1. Top line revenue calculated as net interest income + total non-interest income (including realized gains on securities). Dollar values above bars represent increase in top line revenue from the prior-year period. Percentages represent year over year change.

Pre-Tax Adjusted Earnings[1]

CAGR exceeds top line revenue CAGR due to efficient operating model



$25
$20
$15
$10
$5
$0
Millions
$2.6M
32.1%
-$0.2M
-1.6%
$2.9M
27.8%
$3.3M
25.1%
$2.0M
11.8%
$2.1M
15.5%
$10.52
$10.35
$13.23
$16.54
$18.50
$13.47
$15.56
2008
2009
2010
2011
2012
YTD 9/30/12
YTD 9/30/13

Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 15.2%

Source: SEC Filings and FBIZ Management. "Pre-Tax Adjusted Earnings" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. Dollar values above bars represent increase in pre-tax adjusted earnings from the prior-year period. Percentages represent year over year change.

Efficiency Ratio & FTEs



80%
75%
70%
65%
60%
55%
50%
150
140
130
120
110
100
90
80
126.0
121.5
124.3
126.7
140.3
146.1
66.4%
68.2%
65.8%
61.0%
60.3%
58.4%
Reflects 2012 strategic initiative to invest in new business development officers
2008
2009
2010
2011
2012
YTD 9/30/13
Efficiency Ratio
FTE

Source: SEC Filings and FBIZ Management.
"Efficiency Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

Deposit Composition

Focus on in-market deposits, specifically transaction accounts



$1,200
$900
$600
$300
$0
Millions
4.00%
3.00%
2.00%
1.00%
0.00%
2008
2009
2010
2011
2012
9/30/13
Brokered Deposits
In-Market CDs
Money Market
Transaction Accounts
Cost of Total Deposits

In-Market Deposits[(1)] - Compound Annual Growth Rate From 12/31/08 - 12/31/12 = 18.7%

Transaction Accounts[(2)] - Compound Annual Growth Rate From 12/31/08 - 12/31/12 = 17.7%

Source: SEC filings. Deposit mix represents period end data. "Cost of Total Deposits" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. In-market deposits include all deposits excluding brokered deposits.
2. Transactions accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.

Funding Strategy

- Continue to leverage commercial relationships to attract in-market deposits
- Maintain brokered deposits within Board-monitored limits
  - Match-funding fixed rate term loans with brokered deposits locks in interest rate spread
  - Long-term brokered funding more reasonably priced than some in-market CD rates
  - Very limited depositor put rights
  - Contingent funding plan utilizing on-balance sheet liquidity could replace approximately 26 months of brokered CD maturities, if necessary



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
56.9%
47.8%
50.5%
42.5%
34.3%
36.7%
43.1%
52.2%
49.5%
57.5%
65.7%
63.3%
2008
2009
2010
2011
2012
9/30/13
In-Market Deposits
Brokered Deposits

Source: SEC filings. Represents period end data.

Asset Quality Trends

- Continue to make significant improvement in NPA levels
- As of 9/30/13, non-performing assets were approximately $10.3 million, or 0.82% of total assets
- Allowance for loan and lease losses provided coverage for 156% of non-accrual loans and leases at 9/30/13
- As of 9/30/13, $7.1 million of non-accrual loans and leases were current with respect to principal and interest



$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
Millions
60%
50%
40%
30%
20%
10%
0%
$1.7
$1.8
$2.2
$1.6
$0.6
$27.8
$38.4
$21.8
$14.1
$9.7
2009
2010
2011
2012
9/30/13
NPA/Assets(1)
2.64%
3.63%
2.04%
1.28%
0.82%
Non-accruals
OREO
Texas Ratio

Source: SEC filings and FBIZ management. Represents period end data. "Texas Ratio" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules.

1. NPAs defined as non-accrual loans plus loans 90+ days past due and still accruing plus other real estate owned.

Cumulative Net Charge-Offs as a Percentage of 12/31/07 Loans and Leases



Relative net charge-off comparison substantiates superior credit quality
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.30%
1.06%
1.68%
2.50%
2.88%
2.94%
2008
2009
2010
2011
2012
2013 YTD
FBIZ
All BHCs
WI-Based BHCs

Source: SNL Financial and SEC Filings. "Cumulative Net Charge-off Percentage" is a non-GAAP measure. See Appendix for non-GAAP reconciliation schedules. All BHCs group comprised of all BHCs, excluding FBIZ, reporting consolidated regulatory financial data as of 6/30/13. All BHC and WI BHC data, excluding FBIZ, includes currently operating institutions and excludes institutions not reporting total loans as of 12/31/07. 2013 YTD period for FBIZ is through 9/30/2013. 2013 YTD period for All BHC and WI-Based BHC groups is through 6/30/2013.

Return on Average Assets[1]



Remained profitable throughout the economic crisis
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.32%
0.10%
0.09%
0.75%
0.75%
0.72%
1.08%
2008
2009
2010
2011 (1)
2012
YTD 9/30/12
YTD 9/30/13

Average Total Assets - Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 5.1%

Source: SEC filings and FBIZ Management. YTD data is annualized.

1. Blue bar represents the incremental ROAA resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

Return on Average Equity[1]



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Maintained 12%+ ROAE even after the December 2012 equity offering
6.11%
1.90%
1.67%
14.03%
12.65%
12.57%
12.86%
2008
2009
2010
2011 (1)
2012
YTD 9/30/12
YTD 9/30/13

Source: SEC filings and FBIZ Management. YTD data is annualized.

1. Blue bar represents the incremental ROAE resulting from an effective tax rate during the period of 26.7% versus a normalized rate of 35% on pre-tax income.

Financial Performance Highlights

Recent Financial Highlights

($ in 000s, except per share data)	At or for the Year Ended 12/31/11	12/31/12	At or for the 9 Months Ended 9/30/12	9/30/13
Net Income	$8,425	$8,926	$6,397	$9,986
Diluted EPS	$3.23 [2]	$3.29	$2.43	$2.54
Diluted Shares	2,507,826	2,610,872	2,535,188	3,839,871
ROAA [1]	0.75% [2]	0.75%	0.72%	1.08%
ROAE [1]	14.03% [2]	12.65%	12.57%	12.86%
Net Interest Margin	3.29%	3.36%	3.38%	3.52%

Year over year financial highlights include[3]:

- Net income increased to a record $10.0 million
- Net interest margin increased 14 basis points to 3.52%
- Top line revenue increased 8% to a record $37.4 million
- Trust revenue increased 27.3% to $2.8 million as AUM & A grew 22% to a record $910.8 million
- In-market deposits grew 6.5%, or $43.5 million

Source: SEC filings and FBIZ Management.
1. 9/30/12 and 9/30/13 data is annualized.
2. Includes one-time tax benefit during the second quarter of 2011.
3. At or for the 9 months ended 2013 compared to the same time period in 2012.

Loan and Lease Composition



Commercial RE - Non-Owner Occupied 35%
Construction & Land Development 8%
Multi-family 6%
1-4 Family Residential RE 3%
Leases 2%
All Other Loans 2%
Commercial & Industrial 29%
Commercial RE - Owner Occupied 15%

($000)	September 30, 2013	% of Total	December 30, 2012	% Inc (Dec)
Commercial & Industrial	$ 276,094	29%	$ 256,458	8%
Commercial RE - Owner Occupied	139,312	15%	144,988	(4%)
Commercial RE - Non-Owner Occupied	335,756	35%	323,660	4%
Construction & Land Development	73,799	8%	64,966	14%
Multi-family	61,741	6%	58,454	6%
1-4 Family Residential RE	30,741	3%	31,943	(4%)
Leases	24,359	2%	15,926	53%
All Other Loans	15,596	2%	16,313	(4%)
Total Loans and Leases	957,398	100%	912,708	5%
Deferred Loan Fees	1,053		748	
Total Gross Loans and Leases	$ 956,345		$ 911,960	

Source: SEC filings.

Loan and Lease Growth



Solid loan and lease growth while increasing net interest margin
$940
$920
$900
$880
$860
$840
$820
$800
$780
$760
Millions
3.70%
3.50%
3.30%
3.10%
2.90%
2.70%
2.50%
2008
2009
2010
2011
2012
YTD 9/30/13
Average Loans and Leases
Net Interest Margin

Source: SEC filings and FBIZ management.

Tangible Common Equity



December 2012 equity offering
Increased TBV throughout the economic crisis
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
2008
2009
2010
2011
2012
9/30/13
TBV/Share
TCE Ratio

TBV/Share - Compound Annual Growth Rate From 12/31/08 – 12/31/12 = 6.5%

Source: SEC filings and FBIZ management. Represents period end data. "Tangible Book Value per Share" and "TCE Ratio" are non-GAAP measures. See Appendix for non-GAAP reconciliation schedules.

Earnings Per Share

Maintained consistent dividend throughout the economic crisis with sustainable payout ratio going forward



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2008
2009
2010
2011
2012
YTD 9/30/13
Diluted EPS
Dividends per Share
Payout Ratio

Source: SEC filings and FBIZ management.

Investment Considerations

YOUR SUCCESS COMES FIRST

First Business

Investment Highlights

- Market opportunities available for locally based institutions with strong balance sheets
- Profitable throughout recent economic crisis with strong underlying fundamental trends
- Manageable legacy asset quality situation with low historical charge-off levels
- Focus on strengthening mix of in-market core funding base
- Experienced management team trained at larger institutions
- Growth opportunity
  - Historically proven growth with record performance
  - Positioned well for continued growth with recent investments in key talent in support of strategic initiatives
  - Loan and lease growth opportunity
    - Composition
    - Geography
    - Business lines
  - Significant in-market deposit growth opportunity
- Value opportunity

Loan and Lease Growth Opportunity

Composition



Commercial RE - Non-Owner Occupied 35%
Construction & Land Development 8%
Multi-family 6%
1-4 Family Residential RE 3%
Leases 2%
All Other Loans 2%
Commercial & Industrial 29%
Commercial RE - Owner Occupied 15%

C&I represents 29% of the total loan and lease portfolio

Geography



First Business Bank 78%
First Business Bank - Northeast 10%
First Business Bank - Milwaukee 12%

22% of loans and leases originated in Milwaukee and Northeast

Business Lines



Traditional Lending 81%
Equipment Financing & Leasing 6%
Factoring
Asset-Based Lending 13%

Specialty financing represents 19% of the total loan and lease portfolio

Source: SEC filings and FBIZ management. Data as September 30, 2013.

Significant Deposit Growth Opportunity

Dane County
(Largest 3 banks 36%)


US Bank 10%
BMO Harris 18%
Associated Bank 8%
FBIZ 7%
Other 57%

$13.5 billion
Total Market Deposits

Waukesha County
(Largest 3 banks 33%)


US Bank 8%
BMO Harris 16%
Chase 9%
FBIZ 2%
Other 65%

$10.1 billion
Total Market Deposits

Brown/Outagamie/Winnebago County[2]
(Largest 3 banks 50%)


Associated Bank 25%
BMO Harris 16%
Chase 8%
FBIZ 1%
Other 50%

$10.8 billion
Total Market Deposits

Source: FDIC.gov and FBIZ management
1. Data as of June 30, 2013
2. Brown/Outagamie/Winnebago County represents deposits generated in the Fox Valley market but insured under the state charters of First Business Bank and First Business Bank-Milwaukee.

FBIZ Valuation



% Price Increase Since 4Q '10 (December 31, 2010 - September 30, 2013)
160%
140%
120%
100%
80%
60%
40%
20%
0%
-20%
-40%
143%
41%
31%
Dec-10
Apr-11
Aug-11
Dec-11
Apr-12
Aug-12
Dec-12
Apr-13
Aug-13
FBIZ-US
SNL Micro Cap U.S. Bank
SNL Small Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation



P/E Trend Since 4Q '10 (December 31, 2010 - September 30, 2013)
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
16x
13x
10x
Dec-10
Apr-11
Aug-11
Dec-11
Apr-12
Aug-12
Dec-12
Apr-13
Aug-13
FBIZ-US
SNL Micro Cap U.S. Bank
SNL Small Cap U.S. Bank

Source: SNL Financial

Appendix
Supplemental Data & non-GAAP Reconciliations

Financial Highlights

(dollars in thousands)	At or for the Year Ended					At or for the 9 Months Ended	
	2008	2009	2010	2011	2012	9/30/2012	9/30/2013
Income Statement							
Net interest income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881	$ 28,450	$ 31,121
Provision for loan and lease losses	4,299	8,225	7,044	4,250	4,243	3,399	243
Non-interest income	5,105	6,128	6,743	7,060	8,699	6,003	6,251
Gain on sale of securities	-	322	-	-	-	-	-
Goodwill impairment	-	-	2,689	-	-	-	-
Non-interest expense	21,884	24,501	25,671	26,397	28,661	21,215	21,815
Income before taxes	5,180	1,758	3,290	11,874	13,676	9,839	15,314
Income tax expense	2,056	717	2,349	3,449	4,750	3,442	5,328
Net income	$ 3,124	$ 1,041	$ 941	$ 8,425	$ 8,926	$ 6,397	$ 9,986
Summary Balance Sheet Data							
Total assets	$ 1,010,786	$ 1,117,436	$ 1,107,057	$ 1,177,165	$ 1,226,108	$ 1,192,135	$ 1,264,939
AFS securities	109,124	122,286	155,379	170,386	200,596	202,805	186,242
Gross loans and leases	852,392	853,931	877,206	850,842	911,960	878,192	956,345
Total deposits	$ 838,874	$ 984,374	$ 988,298	$ 1,051,312	$ 1,092,254	$ 1,061,258	$ 1,128,331
Junior subordinated debt	10,315	10,315	10,315	10,315	10,315	10,315	10,315
Subordinated debt	39,000	39,000	39,000	39,000	11,926	39,000	11,926
Total stockholders' equity	53,006	54,393	55,335	64,214	99,539	70,549	106,099
Key Metrics							
ROAA	0.32%	0.10%	0.09%	0.75%	0.75%	0.72%	1.08%
ROAE	6.11%	1.90%	1.67%	14.03%	12.65%	12.57%	12.86%
Efficiency ratio	66.4%	68.2%	65.8%	61.0%	60.3%	60.9%	58.4%
Net interest margin	2.81%	2.77%	3.04%	3.29%	3.36%	3.38%	3.52%

Source: SEC filings and FBIZ Management.
"Efficiency Ratio" is a non-GAAP measure. See non-GAAP reconciliation schedules.

Yield and Cost Trends

(dollars in thousands)	For the Year Ended						For the 9 Months Ended			
	12/31/2010		12/31/2011		12/31/2012		9/30/2012		9/30/2013	
Interest-Earning Assets	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost	Average Balance	Average Yield/Cost
Commercial real estate and other mortgage loans	$ 598,068	5.60%	$ 608,665	5.45%	$ 583,594	5.43%	$ 578,798	5.48%	$ 630,741	5.05%
Commercial and industrial loans	221,323	7.43%	219,754	7.72%	245,706	7.29%	241,967	7.65%	261,601	6.36%
Direct financing leases	23,429	6.35%	16,974	6.12%	15,873	5.59%	15,980	5.72%	15,092	4.97%
Consumer and other loans	16,914	3.39%	18,591	3.99%	16,899	3.87%	17,301	3.85%	16,637	3.85%
Total loans and leases	859,734	6.05%	863,984	6.01%	862,072	5.93%	854,046	6.07%	924,071	5.40%
Total securities	141,004	3.21%	165,594	2.52%	190,112	1.80%	186,243	1.85%	197,597	1.66%
Short-term investments	49,878	0.24%	48,395	0.24%	74,493	0.30%	81,952	0.28%	57,812	0.41%
Total interest-earning assets	$ 1,050,616	5.39%	$ 1,077,973	5.22%	$ 1,126,677	4.86%	$ 1,122,241	4.94%	$ 1,179,480	4.53%
Interest-Bearing Liabilities										
Transaction accounts	$ 74,784	0.35%	$ 25,389	0.28%	$ 34,180	0.28%	$ 34,263	0.30%	$ 59,398	0.19%
Money market	258,569	1.08%	300,652	0.99%	395,259	0.76%	384,488	0.81%	443,463	0.54%
Certificates of deposits	84,828	2.03%	80,323	1.38%	82,430	1.17%	84,907	1.20%	62,256	1.02%
Brokered certificates of deposit	480,709	3.32%	486,594	2.66%	400,695	2.23%	409,393	2.28%	391,723	1.73%
Total interest-bearing deposits	898,890	2.31%	892,958	1.92%	912,564	1.43%	913,051	1.49%	956,840	1.04%
FHLB advances	13,414	4.78%	656	5.83%	2,034	1.59%	2,520	1.32%	8,650	0.18%
Other borrowings	39,010	5.58%	41,488	6.00%	39,384	6.89%	41,371	6.83%	12,084	6.98%
Junior subordinated notes	10,315	10.78%	10,315	10.78%	10,315	10.81%	10,315	10.79%	10,315	10.76%
Total interest-bearing liabilities	$ 961,629	2.57%	$ 945,417	2.20%	$ 964,297	1.75%	$ 967,257	1.81%	$ 987,889	1.20%
Non-interest-bearing deposits	$ 68,430		$ 112,899		$ 137,117		$ 131,761		$ 137,633	
Key Metrics										
Net interest spread		2.82%		3.02%		3.11%		3.13%		3.33%
Net interest margin		3.04%		3.29%		3.36%		3.38%		3.52%

Source: SEC filings and FBIZ Management.

Asset Quality Data and Ratios

(dollars in thousands)	As of					
	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013
Non-performing loans and leases	$ 15,451	$ 12,846	$ 14,122	$ 11,674	$ 11,241	$ 9,725
Foreclosed properties, net	1,937	2,187	1,574	905	565	595
Total non-performing assets	$ 17,388	$ 15,033	$ 15,696	$ 12,579	$ 11,806	$ 10,320
Performing troubled debt restructurings	$ 536	$ 897	$ 1,105	$ 1,245	$ 1,076	$ 789
Criticized Assets [1]						
Special Mention	$ -	$ 3,942	$ -	$ -	$ -	$ -
Substandard	30,153	24,042	21,989	19,737	21,564	17,145
Doubtful	-	-	-	-	-	-
Total Criticized Assets	$ 30,153	$ 27,984	$ 21,989	$ 19,737	$ 21,564	$ 17,145
Asset Quality Ratios						
Non-performing loans and leases to gross loans and leases	1.79%	1.46%	1.55%	1.27%	1.18%	1.02%
Non-performing assets to gross loans and leases plus foreclosed properties	2.01%	1.71%	1.72%	1.37%	1.24%	1.08%
Non-performing assets to total assets	1.50%	1.26%	1.28%	1.03%	0.93%	0.82%
Criticized assets to total assets	2.60%	2.35%	1.79%	1.62%	1.69%	1.36%
Allowance for loan and lease losses to gross loans and leases	1.72%	1.67%	1.69%	1.69%	1.60%	1.59%
Allowance for loan and lease losses to non-performing loans	95.90%	114.48%	109.05%	132.83%	135.24%	156.14%

Source: SEC filings and FBIZ Management.

1. Criticized assets represent loans and leases identified by management that would be considered special mention, substandard or doubtful when utilizing regulatory terminology.

Pre-Tax Adjusted Earnings

Pre-Tax Adjusted Earnings

- "Pre-Tax Adjusted Earnings" is defined as pre-tax income plus provision for loan and leases losses, other identifiable costs of credit and other discrete items that are unrelated to our primary business activities. In our judgment, the presentation of pre-tax adjusted earnings allows our management team, investors and analysts to better assess the growth of our business by removing the volatility that is associated with costs of credit and other discrete items that are unrelated to our primary business and facilitates a more streamlined comparison of growth to our benchmark peers.

(dollars in thousands)	For the Year Ended					For the 9 Months Ended	
	2008	2009	2010	2011	2012	9/30/2012	9/30/2013
Earnings before tax	$ 5,180	$ 1,758	$ 3,290	$ 11,874	$ 13,676	$ 9,839	$ 15,314
Provision for loan and lease losses	4,299	8,225	7,044	4,250	4,243	3,399	243
Net loss on foreclosed properties	1,043	691	206	420	585	228	1
Realized gain on securities	-	(322)	-	-	-	-	-
Goodwill impairment	-	-	2,689	-	-	-	-
Pre-tax adjusted earnings	$ 10,522	$ 10,352	$ 13,229	$ 16,544	$ 18,504	$ 13,466	$ 15,558

Source: SEC filings and FBIZ Management.

Efficiency Ratio

Efficiency Ratio

- "Efficiency Ratio" is defined as non-interest expense less loss on foreclosed properties, FDIC special assessments, goodwill impairment and amortization of other intangible assets divided by our operating revenue, which is equal to net interest income plus non-interest income less realized gains on securities. In our judgment, the adjustments made to non-interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our primary business activities.

(dollars in thousands)	For the Year Ended					For the 9 Months Ended	
	2008	2009	2010	2011	2012	9/30/2012	9/30/2013
Non-interest expense	$ 21,884	$ 24,501	$ 28,360	$ 26,397	$ 28,661	$ 21,215	$ 21,815
Net loss on foreclosed properties	(1,043)	(691)	(206)	(420)	(585)	(228)	(1)
FDIC special assessment	-	(481)	-	-	-	-	-
Goodwill impairment	-	-	(2,689)	-	-	-	-
Amortization of other intangible assets	(25)	(22)	(19)	(32)	-	-	-
Adjusted non-interest expense (numerator)	$ 20,816	$ 23,307	$ 25,446	$ 25,945	$ 28,076	$ 20,987	$ 21,814
Net interest income	$ 26,258	$ 28,034	$ 31,951	$ 35,461	$ 37,881	$ 28,450	$ 31,121
Non-interest income	5,105	6,450	6,743	7,060	8,699	6,003	6,251
Realized gain on securities	-	(322)	-	-	-	-	-
Adjusted operating revenue (denominator)	$ 31,363	$ 34,162	$ 38,694	$ 42,521	$ 46,580	$ 34,453	$ 37,372
Efficiency ratio	66.4%	68.2%	65.8%	61.0%	60.3%	60.9%	58.4%

Source: SEC filings and FBIZ Management.

Tangible Book Value Per Share

Tangible Book Value Per Share

- "Tangible Book Value per Share" is defined as tangible common stockholders' equity divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing our tangible book value.

(dollars in thousands, except share data)	As of December 31,					As of	
	2008	2009	2010	2011	2012	9/30/2012	9/30/2013
Stockholders' equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 70,549	$ 106,099
Intangible assets	(2,762)	(2,740)	(32)	-	-	-	-
Numerator	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 70,549	$ 106,099
Shares outstanding	2,545,546	2,539,306	2,597,820	2,625,569	3,916,667	2,656,102	3,938,423
Tangible book value per share	$ 19.74	$ 20.34	$ 21.29	$ 24.46	$ 25.41	$ 26.56	$ 26.94

Source: SEC filings and FBIZ Management.

TCE Ratio

TCE Ratio

- "TCE Ratio" is defined as the ratio of common equity reduced by goodwill and other intangible assets divided by total assets reduced by goodwill and other intangible assets. We believe that this measure is important to many investors in the marketplace who are interested in the relative changes from period to period in common equity and total assets, each exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing both total common equity and assets while not increasing our tangible common equity or tangible assets.

(dollars in thousands)	As of December 31,					As of
	2008	2009	2010	2011	2012	9/30/2013
Stockholders' equity	$ 53,006	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 106,099
Intangible assets	(2,762)	(2,740)	(32)	-	-	-
Numerator	$ 50,244	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 106,099
Total assets	1,010,786	1,117,436	1,107,057	1,177,165	1,226,108	1,264,939
Intangible assets	(2,762)	(2,740)	(32)	-	-	-
Denominator	$ 1,008,024	$ 1,114,696	$ 1,107,025	$ 1,177,165	$ 1,226,108	$ 1,264,939
TCE ratio	4.98%	4.63%	5.00%	5.45%	8.12%	8.39%

Source: SEC filings and FBIZ Management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by average total deposits. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Year Ended					For the 9 Months Ended [2]	
	2008	2009	2010	2011	2012	9/30/2012	9/30/2013
Interest expense on total interest-bearing deposits	$ 29,431	$ 24,398	$ 20,747	$ 17,115	$ 13,026	$ 10,178	$ 7,450
Average interest-bearing deposits	$ 777,280	$ 864,304	$ 898,890	$ 892,958	$ 912,564	$ 913,051	$ 956,840
Average non-interest-bearing deposits [1]	51,390	51,665	68,430	112,899	137,117	131,761	137,633
Denominator	$ 828,670	$ 915,969	$ 967,320	$ 1,005,857	$ 1,049,681	$ 1,044,812	$ 1,094,473
Cost of total deposits	3.55%	2.66%	2.14%	1.70%	1.24%	1.30%	0.91%

Source: SEC filings and FBIZ Management.

1. Average non-interest-bearing deposits for 2008 is equal to the average of the period end balances for each of the four calendar quarters in 2008.
2. 9/30/12 and 9/30/13 Cost of Total Deposits is annualized.

Texas Ratio

Texas Ratio

- "Texas Ratio" is defined as non-performing assets divided by the sum of the allowance for loan and lease losses and tangible total equity. We believe that this ratio is important to many investors in the marketplace who are interested in evaluating the level of a company's non-performing assets compared with the company's ability to absorb potential losses on loans and leases with the company's current capital base and allowance for loan and lease losses.

(dollars in thousands)	As of				As of	
	12/31/2009	12/31/2010	12/31/2011	12/31/2012	9/30/2012	9/30/2013
Non-accrual loans and leases	$ 27,825	$ 38,406	$ 21,766	$ 14,122	$ 12,846	$ 9,725
90+ days past due	-	-	-	-	-	-
Other real estate owned	1,671	1,750	2,236	1,574	2,187	595
Non-performing assets	$ 29,496	$ 40,156	$ 24,002	$ 15,696	$ 15,033	$ 10,320
Allowance for loan and lease losses	$ 14,124	$ 16,271	$ 14,155	$ 15,400	$ 14,706	$ 15,185
Total equity	$ 54,393	$ 55,335	$ 64,214	$ 99,539	$ 70,549	$ 106,099
Intangible assets	(2,740)	(32)	-	-	-	-
Tangible total equity	$ 51,653	$ 55,303	$ 64,214	$ 99,539	$ 70,549	$ 106,099
Texas ratio	44.8%	56.1%	30.6%	13.7%	17.6%	8.5%

Source: SEC filings and FBIZ Management.

Cumulative Net Charge-off Percentage

Cumulative Net Charge-Offs to 12/31/07 Loans and Leases

- "Cumulative Net Charge-off Percentage" is defined as aggregate net charge-offs from 1/1/2008 through 9/30/2013 divided by total loans and leases as of 12/31/2007. We believe that this measure is important to many investors in the marketplace who are interested in a measure of how our strong underwriting capabilities resulted in lower than peer charge-off levels through the recent period of economic difficulties experienced by the banking industry.

(dollars in thousands)	For the Year Ended					For the 9 Months Ended
	2008	2009	2010	2011	2012	9/30/2013
Charge-offs	$ 2,396	$ 6,102	$ 5,210	$ 7,230	$ 3,479	$ 794
Recoveries	(89)	(155)	(313)	(864)	(481)	(336)
Net charge-offs	$ 2,307	$ 5,947	$ 4,897	$ 6,366	$ 2,998	$ 458
Cumulative net charge-offs	$ 2,307	$ 8,254	$ 13,151	$ 19,517	$ 22,515	$ 22,973
12/31/07 total loans and leases	781,487	781,487	781,487	781,487	781,487	781,487
Cumulative net charge-off percentage	0.30%	1.06%	1.68%	2.50%	2.88%	2.94%

Source: SEC filings and FBIZ Management.

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